UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2018

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On September 6, 2018, One Stop Systems, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission regarding the consummation of the Company’s acquisition of Concept Development, Inc., a California corporation (“Concept Development”). On November 8, 2018, the Company filed an amendment to the Original Form 8-K (“Amendment No. 1”) to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC. This Current Report on Form 8-K/A (“Amendment No. 2”) is being filed solely to correct a clerical error on the Unaudited Pro Forma Condensed Consolidated Financial Statements filed as Exhibit 99.3 thereto (the “Exhibit”). As previously filed, the Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Exhibit reflected incorrect data including only data from the Company’s three month period ended June 30, 2018 rather than for the six month period ended June 30, 2018. This error has been corrected on Exhibit 99.3 to this Amendment No. 2. No other changes have been made to the Original Form 8-K or Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Concept Development as of and for the years ended December 31, 2017 and 2016, and the independent auditors’ report related thereto, are attached hereto as Exhibit 99.1.

The unaudited financial statements of Concept Development as of June 30, 2018, and the six month periods ended June 30, 2018 and 2017, and the independent accountants’ report related thereto, are attached hereto as Exhibit 99.2.

The consent of Haskell & White LLP with respect to the Registration Statement of One Stop Systems, Inc. on Form S-8 (No. 333-227671) is attached as Exhibit 23.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated statements of operations for the year ended December 31, 2017, the six months ended June 30, 2018, and balance sheet as of June 30, 2018, which give effect to the acquisition of Concept Development, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Haskell & White LLP (incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed on November 8, 2018).

99.1	The audited financial statements of Concept Development, Inc. as of and for the years ended December 31, 2017 and 2016, and the independent auditor’s report related thereto (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed on November 8, 2018).

99.2	The unaudited financial statements of Concept Development, Inc. as of June 30, 2018, and for the six month periods ended June 30, 2018 and 2017, and the independent accountants’ report related thereto (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on November 8, 2018).

99.3	The unaudited pro forma combined consolidated statements of operations for the year ended December 31, 2017, the six months ended June 30, 2018, and balance sheet as of June 30, 2018, which give effect to the acquisition of Concept Development, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: December 13, 2018	By:	/s/ Steve Cooper
Steve Cooper
President, Chief Executive Officer and Chairman

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